Exhibit (j)(1)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to all references made to us in this Pre-Effective Amendment No.3 to Kinetics Mutual Funds Inc's Registration Statement on Form N-1A.






McCurdy & Associates CPA's, Inc.
August 24, 1999

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